Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Louis J. Brothers, President, Secretary and Treasurer of Valley Forge Composite Technologies, Inc. (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-QSB/A for the quarter ended September 30, 2006 (the “Form 10-QSB/A”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC. (Registrant)

Dated: April 9, 2007	By:	/s/ Louis J. Brothers
Louis J. Brothers
Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer)